NOVEMBER 14, 2023
SUPPLEMENT TO
HARTFORD SUSTAINABLE MUNICIPAL BOND FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2023
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for Hartford Sustainable Municipal Bond Fund (the “Fund”). Brad W. Libby will remain as a portfolio manager for the Fund. Effective immediately, Elizabeth J. Kleinerman, CFA is added as a portfolio manager for the Fund. Effective immediately, under the heading “Management” in the above referenced Summary Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2015
Timothy D. Haney, CFA*	Senior Managing Director and Fixed Income Portfolio Manager	2015
Elizabeth J. Kleinerman, CFA	Managing Director and Fixed Income Portfolio Manager	2021
*
Timothy D. Haney, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Haney’s portfolio management responsibilities will transition to Brad W. Libby in the months leading up to his departure.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7640
November 2023